Exhibit 99.1

UNIVERSAL FOOD & BEVERAGE COMPANY

(a Delaware Corporation)

AND SUBSIDIARY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

TABLE OF CONTENTS

Page No.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS -

Consolidated Balance Sheet	F-2

Consolidated Statement of Operations	F-3

Consolidated Statement of Stockholders’ Equity	F-4

Consolidated Statement of Cash Flows	F-5

Notes to Consolidated Financial Statements	F-6 - F-10

Independent Auditors’ Report

Board of Directors

Universal Food & Beverage Company

St. Charles, Illinois

We have audited the accompanying consolidated balance sheet of Universal Food & Beverage Company as of December 31, 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from July 19, 2004 (date of incorporation) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Universal Food & Beverage Company at December 31, 2004, and the results of its operations and its cash flows for the period from July 19, 2004 (date of incorporation) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations and has not yet raised the necessary funding to support their future continuing operations. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP

Chicago, Illinois

May 10, 2005

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

ASSETS
CURRENT ASSETS
Cash	$243,161
Trade and other receivables	4,093
Inventories	161,294
Prepaid expenses	7,821

Total Current Assets	416,369

PROPERTY, PLANT AND EQUIPMENT - NET	1,274,470

OTHER ASSETS
Deposits	11,735
Deposit on acquisition	150,000
Prepaid acquisition costs	39,534
Note receivable	275,067

Total Other Assets	476,336

Total Assets	$2,167,175

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Short-term debt	$62,769
Accounts payable	109,426
Accrued expenses	551,309

Total Current Liabilities	723,504

STOCKHOLDERS’ EQUITY
Common stock	23,138
Paid in Capital	4,860,458
Accumulated Deficit	(3,379,925)
Note receivable - Stockholder	(60,000)

Total Stockholders’ Equity	1,443,671

Total Liabilities and Stockholders’ Equity	$2,167,175

The accompanying notes are an integral part of the financial statements.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

PERIOD FROM JULY 19, 2004 (DATE OF INCORPORATION)

THROUGH DECEMBER 31, 2004

Net Sales	$78,907

Cost of Goods Sold	373,330

Gross Margin	(294,423)

Expenses
Selling expenses	45,984
Office and administrative expenses	878,075

Total Costs and Expenses	924,059

Loss from Operations	(1,218,482)

Other (Income) Expense
Legal settlement	2,160,700
Other expense	743

Total Other Expense	2,161,443

Loss Before Income Taxes	(3,379,925)

Provision for Income Taxes	—

Net Loss	$(3,379,925)

Basic and Diluted Net Loss per Common Share	$(0.17)

Weighted Average Common Shares Outstanding	19,709,015

The accompanying notes are an integral part of the financial statements.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

PERIOD FROM JULY 19, 2004 (DATE OF INCORPORATION)

THROUGH DECEMBER 31, 2004

	Common stock
	Par value- $.001 50,000,000 shares authorized		Paid in capital	Accumulated deficit	Note Receivable- Stockholder	Total
	Shares	Amount
Founding stockholders’ contributions	17,850,000	$17,850	$—	$—	$—	$17,850
Issuance of shares and warrants through private placement	3,465,675	3,466	2,595,778	—	(60,000)	2,539,244
Issuance of shares in connection with settlement agreement	1,822,002	1,822	1,364,680	—	—	1,366,502
Future issuance of shares in connection with settlement agreement	—	—	900,000	—	—	900,000
Net loss for period		—	—	(3,379,925)	—	(3,379,925)

Balance at December 31, 2004	23,137,677	$23,138	$4,860,458	$(3,379,925)	$(60,000)	$1,443,671

The accompanying notes are an integral part of the financial statements.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

PERIOD FROM JULY 19, 2004 (DATE OF INCORPORATION)

THROUGH DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,379,925)
Adjustments to reconcile net loss to net cash used in operating activities -
Depreciation and amortization	5,587
Legal settlement	2,160,700
Changes in operating assets and liabilities -
Trade receivables	(4,093)
Prepaid expenses	(7,821)
Inventories	(161,294)
Accounts payable	109,426
Accrued expenses	451,309

Net Cash Used In Operating Activities	(826,111)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in note receivable	(275,067)
Prepaid Acquisition Costs	(39,534)
Deposits	(161,735)
Capital expenditures	(999,255)

Net Cash Used In Investing Activities	(1,475,591)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	2,557,094
Payments on long-term debt	(12,231)

Net Cash Provided By Financing Activities	2,544,863

NET INCREASE IN CASH	243,161
CASH -
Beginning of period	—

End of period	$243,161

Supplemental disclosures of cash flow information
Cash paid during the period for:
Income taxes	$—

Interest	$714

Supplemental schedule of non-cash investing and financing activities

-The Company acquired certain equipment in the amount of $75,000 in exchange for a note payable

-The Company acquired certain equipment in the amount of $205,802 for the issuance of equity instruments as part of a legal settlement.

The accompanying notes are an integral part of the financial statements.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Universal Food & Beverage Company (the “Company”) was incorporated on July 19, 2004 in the state of Delaware. The Company is a manufacturer and marketer of food and beverage products.

Basis of Financial Statement Presentation - The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany transactions and accounts have been eliminated.

Inventories - Inventories are valued at the lower of cost or market using the first-in, first-out, (FIFO) method of valuation.

Property, Plant and Equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight line method over the estimated useful lives (5-7 years) of the assets. Depreciation expense was $5,587 for the period ended December 31, 2004.

Long Lived Assets - The Company reviews the carrying value of its long-lived and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. To date, the Company has not recognized any assets which are impaired.

Revenue Recognition - Revenue is recognized when merchandise is shipped to the customer.

Shipping and Handling Fees and Costs - The Company classifies shipping and handling costs billed to customers as net sales; costs related to shipping are classified as cost of goods sold.

Income Taxes - The Company and its subsidiary file consolidated federal and state income tax returns.

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes”. Deferred tax assets and liabilities are provided for temporary differences between financial reporting basis and the tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled, subject to a valuation allowance when it is more likely than not that some or all of the deferred tax asset will not be realized.

Stock Based Compensation - The Company accounts for stock based compensation in accordance with FASB No. 123R, Share-Based Payment, which requires the fair value method of recording such items.

Research and Development Costs - Research and development costs are expensed as incurred.

Loss per Share - Basic loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average common shares outstanding during the period. Diluted loss attributable to common stockholders adjusts basic loss per share for the effects of stock options, warrants and other potentially dilutive financial instruments, only in such periods in which such effect is dilutive.

Since the Company is in a net loss position, Basic and dilutive net loss per share are the same since the inclusion of other common stock equivalents would be anti-dilutive.

Accounts and Notes Receivable - The Company makes judgments as to the collectibility of accounts and notes receivable based on historic trends and future expectations. Management estimates an allowance for doubtful accounts, which represents the collectibility of the receivables. Management does not believe an allowance is required as of December 31, 2004.

Use of Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

2.	GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going-concern basis, which presumes that the Company will be able to continue to meet its obligations and realize its assets in the normal course of business.

As shown on the accompanying consolidated financial statements, the Company has incurred operating losses since its inception. Management believes that the Company will continue to incur operating losses until Company revenues can sustain the business. As of December 31, 2004, the Company has a working capital deficit of approximately $307,000 and a positive stockholders’ equity of approximately $1,440,000. The Company is dependent upon continuing equity infusions to fund on-going start-up operations. The Company is approaching various banks about obtaining a working capital line to help fund the growth of working capital as revenues increase and inventory and receivable levels increase based on demand. While the Company believes that existing and prospective shareholders will provide the required equity funding, there can be no assurance that the equity funding required can be obtained, nor that bank financing will be available. The inability to obtain required equity funding would materially affect the Company’s ability to continue as a going concern and would adversely impact the current equity value of the Company.

3.	MANAGEMENT AGREEMENT

On September 1, 2004, the Company entered into a Management Agreement with Independence Water Group, LLC (“IWG”), allowing the Company to manage the water bottling business of IWG, including access to a natural spring. The Company is responsible for sales and all costs of the facility, including normal debt payments of IWG, maintenance of the plant and equipment, insurance, taxes, etc. during the term of the agreement. The original expiration of the agreement was December 1, 2004, but the agreement was informally extended through March 31, 2005. The intention of the parties was to allow the Company to manage the business until such time that the Company could acquire the business. As described in note 14, IWG’s net assets were purchased on March 31, 2005.

In connection with the Management Agreement, the Company issued IWG an option to receive 1,000,000 units, each unit consisting of one share of common stock and one warrant to purchase an additional share of stock. The option is exercisable with no consideration after the consummation of an acquisition agreement. The warrants were to be priced at $2.00 for 90 days and $2.50 for the next 275 days. The warrant pricing was modified in the final acquisition agreements to be exercisable over three years for $1.00. The fair value of the shares and warrants will be included in the purchase price of IWG (see note 14).

4.	INVENTORIES

Inventories consist of the following at December 31, 2004:

Raw materials	$78,180
Finished goods	83,114

$161,294

5.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following as of December 31, 2004:

Leasehold improvements	$195,361
Furniture and office equipment	51,534
Equipment and improvements in progress	1,033,162

1,280,057
Less: accumulated depreciation and amortization	5,587

$1,274,470

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

6.	NOTE RECEIVABLE

Consists of advances of $275,067 provided to a business partner in 2004. The notes bear interest at 5% with interest and principal payments to begin April 1, 2005 and payable over a 12 month period. The managements of both companies are negotiating a business arrangement whereby interest and principal payments may be made through a profit sharing arrangement of shared business opportunities.

7.	SHORT-TERM DEBT

Short-term debt consists of an installment note payable for equipment, with twelve monthly payments of $6,472, including interest at 8%, through October 2005.

8.	ACCRUED LIABILITIES

Included in accrued liabilities are deferred salaries of executive officers of approximately $142,452. The officers agreed to defer 50% of their compensation until the operations of the bottling facility reaches an annual revenue rate of $4,000,000.

9.	INCOME TAXES

Due to the operating losses incurred, the Company has no current income tax provision. The tax effect of the existing net operating losses give rise to significant portions of the deferred tax asset as follows as of December 31:

Deferred tax assets
Net operating loss carry forward	$1,284,000

Total deferred tax assets	1,284,000

Valuation allowance	(1,284,000)

Net deferred tax asset	$—

At December 31, 2004, the Company has net operating loss carry forwards for Federal and state income tax purposes totaling approximately $3,380,000, available to offset future taxable income. These loss carry forwards expire in 2024, unless utilized sooner.

10.	PRIVATE PLACEMENT OFFERING

The Company conducted a private placement offering, which began in September, 2004. The offering was for a maximum of $7,500,000, consisting of 10,000,000 units priced at $.75. Each unit consisted of one share of common stock and one warrant. The exercise price of the warrants was $2.00 for the first 90 days after subscription and $2.50 for the next 275 days. For the period ended December 31, 2004, the Company issued 3,465,675 units for $2,539,244 and $60,000 in notes due in 2005.

The private placement was effectively terminated on March 1, 2005, the day prior to the reverse acquisition as described in note 14. Total additional subscriptions from January 1, 2005 through March 1, 2005 were 1,496,670 units or $1,122,500. In addition, effective with the reverse acquisition, the Company modified the warrants to restart the 365 day term of the warrant agreement effective the date of the merger: March 2, 2005.

The Company is continuing its efforts to raise funds through private placements.

11.	WARRANTS

During the period ended December 31, 2004, the Company had the following activity related to stock warrants:

	Number of Warrants	Range of Exercise Prices
Issued	4,487,677	$2.00 - $2.50
Exercised	—
Forfeited	—

Balance at December 31, 2004	4,487,677	$2.00 - $2.50

All warrants are fully exercisable at December 31, 2004.

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

12.	SETTLEMENT AGREEMENT

On December 12, 2004, the Company entered into a settlement agreement with Enhanced Beverage Co. (“EBC”), EBC’s parent and certain shareholders of EBC, collectively the “EBC parties”. Prior to the Company’s Management Agreement with Independence Water Group (“IWG”), EBC had raised funds and entered into a similar arrangement with IWG to operate the facility with the intent to acquire the business. The Company entered into the Settlement Agreement with the EBC parties in order to release the Company from any claims that the EBC parties may have against the Company. The terms of the settlement are as follows:

In exchange for certain equipment and deposits (valued at approximately $206,000) that EBC had acquired in contemplation of the acquisition of the IWG business, the Company agreed to a settlement of the following:

1,022,002 shares of the Company’s common stock and warrants to the EBC shareholders that had funded the proposed acquisition. The warrants are exercisable immediately at an exercise price of $2.00 for the first 90 days and for $2.50 for the next 275 days.

400,000 shares of the Company’s common stock to EBC at closing.

400,000 shares of the Company’s common stock to the CEO of EBC at closing.

1,200,000 shares of the Company’s common stock to the CEO of EBC which are to be issued in quarterly increments of 100,000 shares commencing on March 31, 2005.

$100,000 consulting agreement to the CEO of EBC for a period of one year.

The net effect of this settlement was to record a $ 2,160,700 charge to operations for the period ended December 31, 2004.

13.	LEASES

In December 2004, the Company entered into a five year lease for its executive offices. The lease requires minimum monthly payments ranging from $6,199 to $7,059 during the term of the lease. The lease also provides for two three year extensions.

In October 2004, the Company entered into a one year lease for a warehouse. The lease requires minimum monthly payments ranging from $3,000 to $6,000 per month. The lease also provides for a six month or five year renewal at $7,500 per month.

The Company also leases various equipment on operating leases. Total rent expense for the period ended December 31, 2004 was approximately $ 28,000. Minimum annual rental payments under operating leases are as follows for the years ended December 31,

2005	$119,390
2006	76,515
2007	78,641
2008	80,969
2009	84,713

$440,228

UNIVERSAL FOOD & BEVERAGE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

14.	SUBSEQUENT EVENTS

Reorganization Agreement

On September 28, 2004, the Company (“UFBC”) entered into a Share Purchase Agreement and Plan of Reorganization, as amended (“Reorganization Agreement”), with Cardinal Minerals, Inc. (“Cardinal”), a publicly registered company trading on the OTC Bulletin Board and the Berlin Stock Exchange, and its shareholders, for the exchange of all the outstanding shares and other rights with respect to the Company common stock for shares of common stock, $.01 par value, of Cardinal Minerals.

On March 2, 2005, Cardinal completed the share exchange with the UFBC shareholders contemplated by the Reorganization Agreement. Immediately prior to the share exchange, Cardinal effected a one (1)-for ten (10) reverse stock split for its shares of common stock then outstanding resulting in 2,679,209 shares remaining.

On March 2, 2005, as a result of the share exchange and other transactions contemplated by the Reorganization Agreement and accounting for the reverse acquisition:

•	UFBC became a wholly owned subsidiary of Cardinal,

•	The historical financial statements of the Company will be presented as the historical financial statements of the registrant.

•	Cardinal changed the name of the company to Universal Food & Beverage Company

•	the former UFBC shareholders collectively were issued 24,634,345 shares of the Cardinal’s common stock or approximately 90.19% of the then 27,313,554 issued and outstanding shares.

•	the outstanding rights, warrants and options of UFBC common stock became rights, warrants and options to acquire shares of the registrant’s common stock on a one-for-one basis on the same economic terms.

•	the one year term for all existing warrants was modified to start over beginning on March 2, 2005.

Acquisition

On March 31, 2005, the Company’s wholly-owned Virginia subsidiary, Universal Food & Beverage Company of Virginia, completed the purchase from Independence Water Group, LLC (“IWG”), of the assets of IWG’s water bottling business pursuant to the terms of an asset purchase agreement and real estate purchase agreement with IWG. The assets consisted of approximately 620 acres of forestland, certain water rights, a fully equipped and operational water bottling facility, a distribution warehouse and a home. The Company was previously operating the facility pursuant to a management agreement as described in note 3.

The purchase price consisted of the following:

•	$650,000 in cash, including a $150,000 deposit previously provided

•	3,000,000 shares of Company stock, including 1,000,000 option shares in connection with the management agreement (see note 3)

•	3,000,000 warrants of Company stock, including 1,000,000 warrants in connection with the management agreement (see note 3), which are exercisable over three years at a price of $1.00 per share

•	Assumption of a $2,500,000, 20 year mortgage note from a local bank

•	Note payable to IWG in the amount of $850,000, which bears interest at a rate of 6 % annually for the first six months and 12% thereafter, and is payable in full on March 31, 2006.

The acquisition has been accounted for as a purchase and the purchase price, including the direct costs of acquisition, of approximately $7,233,000 have initially been allocated to land, buildings and equipment ($5,303,000) and intangibles/water rights ($1,930,000). These allocations are subject to revision when the Company receives final information, including appraisals and other analyses.